Financial instruments - financial and other risks	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial instruments - financial and other risks	Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to shareholders through the optimization of our debt and equity balance.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at June 30, 2023 and December 31, 2022, respectively, are shown in the table below.
Categories of Financial Instruments

	As of June 30, 2023		As of December 31, 2022
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$313,923	$313,923	$376,870	$376,870
Restricted cash (2)	783	783	783	783
Accounts receivable (3)	201,568	201,568	276,700	276,700
Investment in ballast water treatment supplier (4)	1,751	1,751	1,751	1,751
Working capital contributions to Scorpio Pools (5)	51,911	51,911	53,161	53,161
Sellers credit on sale leaseback vessels (6)	11,762	11,762	11,430	11,430

Financial liabilities
Accounts payable (7)	$11,220	$11,220	$28,748	$28,748
Accrued expenses (7)	72,893	72,893	91,508	91,508
Secured bank loans (8)	586,358	586,358	226,896	226,896
Sale and leaseback liability (9)	907,137	907,639	1,139,877	1,140,614
IFRS 16 - Lease liability (10)	248,343	248,868	495,234	495,875
Unsecured Senior Notes Due 2025 (11)	70,063	70,571	69,639	70,571
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     Restricted cash are considered Level 1 items due to the liquid nature of these assets.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    We consider the value of our minority interest in our BWTS supplier (as described in Note 7) to be a Level 3 fair value measurement, as this supplier is a private company and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised the put option set forth in the agreement in full). Moreover, we consider that its carrying value approximates fair value given that the value of this investment is contractually limited to the strike prices set forth in the put option that was granted to us and the call option that was granted to the supplier. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million.
(5)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For owned vessels, excluding those classified as held for sale, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the unaudited condensed consolidated balance sheets.  We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(6)    The seller's credit on sale and leaseback vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the April 2017 sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto.  This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement.  This deposit has been recorded as a financial asset measured at amortized cost.  The present value of this deposit has been calculated based on the interest rate that is implied in the leases, and the carrying value will accrete over the life of the lease using the effective interest method, through interest income, until expiration. We consider that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease.
(7)    We consider that the carrying amounts of accounts payable and accrued expenses approximate fair value due to the relative short maturity of these amounts.
(8)    The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $9.2 million and $2.8 million of unamortized deferred financing fees as of June 30, 2023 and December 31, 2022, respectively.
(9)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. With the exception of our fixed rate sale and leaseback arrangements (as denoted in Note 12), we consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using our incremental borrowing rate at June 30, 2023. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $6.8 million and $8.2 million of unamortized deferred financing fees as of June 30, 2023 and December 31, 2022, respectively.
(10)    The carrying values of our lease liabilities accounted for under IFRS 16 - Leases are measured at the present value of the minimum lease payments over the lease term, discounted at our incremental borrowing rate. We consider that the carrying value of leases with variable payments approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using the Company's incremental borrowing rate at June 30, 2023 and December 31, 2022, respectively. Accordingly, we consider their fair value to be a Level 2 measurement.
(11)    The carrying value of our Senior Notes Due 2025 shown in the table above is their face value. The Senior Notes Due 2025 are shown net of $1.4 million of deferred financing fees and $0.1 million of unamortized discount on the unaudited condensed consolidated balance sheet as of June 30, 2023. The Senior Notes Due 2025 are shown net of $1.7 million of deferred financing fees and $0.1 million of unamortized discount on the audited condensed consolidated balance sheet as of December 31, 2022. Our Senior Notes Due 2025 are quoted on the New York Stock Exchange under the symbol 'SBBA'. We consider their fair value to be a Level 1 measurement due to their quotation on an active exchange.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows. Liquidity risks can manifest themselves when economic conditions deteriorate or when we have significant maturities of our financial instruments.
Financing risks
In addition to our regularly scheduled debt and lease repayments, we have committed to, or completed the following:
•The exercise of purchase options on six MR product tankers (STI Maestro, STI Mighty, STI Modest, STI Maverick, STI Miracle and STI Millennia) on our IFRS 16 - Leases - $670.0 Million lease financing. These purchases closed in July 2023 and resulted in a reduction of the related lease liability, inclusive of purchase option fees, of $145.0 million.
•The exercise of the purchase option on an LR2 product tanker (STI Supreme) on our Ocean Yield Lease Financing. This purchase closed in August 2023 and resulted in a reduction of the related lease liability of $27.8 million.
•The exercise of purchase options on two MR product tankers (STI Leblon and STI Bosphorus) on our 2020 CMBFL Lease Financing. These purchases closed in September 2023 and resulted in a reduction of the related lease liability of $36.5 million.
•The exercise of purchase options on five LR2 product tankers (STI Gauntlet, STI Gladiator, STI Goal, STI Gratitude and STI Guide) on our CSSC Lease Financing. These purchases are expected to close in October 2023 and result in a reduction of the related lease liability of $110.4 million.
•The exercise of purchase options on one MR and two LR2 product tankers (STI Maximus, STI Lily, and STI Lotus) on our IFRS 16 - Leases - $670.0 Million lease financing. These purchases are expected to close in October 2023 and result in a reduction of the related lease liability of $85.5 million.
•The exercise of purchase options on three LR2 product tankers (STI Solace, STI Solidarity, and STI Stability) on our BCFL Lease Financing (LR2s). These purchases are expected to close in December 2023 and result in a reduction of the related lease liability of $58.4 million.
•The exercise of purchase options on two MR product tankers (STI Galata, and STI La Boca) on our 2020 TSFL Lease Financing. These purchases are expected to close in November 2023 and result in a reduction of the related lease liability of $38.1 million.
•The exercise of purchase options on four MR product tankers (STI Esles II, STI Donald C Trauscht, STI Jardins and STI San Telmo) on our 2020 SPDB Lease Financing. The purchases of STI Esles II and STI Donald C Trauscht are expected to close in November 2023 and result in a reduction of the related lease liability of $38.1 million, net of $1.5 million in deposits held by the lessor. The purchases of STI Jardins and STI San Telmo are expected to close in January 2024 and result in a reduction of the related lease liability of $36.9 million, net of $1.4 million in deposits held by the lessor.
•The repayment of the debt relating to two vessels (STI Condotti and STI Sloane) on our 2019 DNB / GIEK Credit Facility. This repayment occurred in August 2023 for $34.8 million.
•The exercise of the purchase option on an MR product tanker (STI Amber) on our BCFL Lease Financing (MRs). The purchase is expected to close in November 2023 and result in a reduction of the related lease liability of $8.2 million.
•The repayment of the debt relating to two vessels (STI Spiga and STI Kingsway) on our 2020 $225.0 Million Credit Facility. This repayment occurred in August 2023 for $35.2 million.
•The repayment of the debt relating to two vessels (STI Veneto and STI Poplar) on our Hamburg Commercial Credit Facility. This repayment occurred in September 2023 for $31.3 million.
•The repayment of debt relating to the revolving credit facility on our 2023 $1.0 Billion Credit Facility. This repayment occurred in September 2023 for $288.2 million, which may be re-borrowed in the future.
These repayments were financed, or are expected to be financed, with cash on hand or proceeds from our new 2023 $1.0 Billion Credit Facility or 2023 $94.0 Million Credit Facility, which are described in Note 21.
Additionally, in September 2024, the sale and leaseback arrangements on three MR product tankers (STI Topaz, STI Ruby, and STI Garnet), which are currently financed under the BCFL Lease Financing (MRs), are scheduled to expire resulting in an aggregate repayment of $15.1 million upon expiration, inclusive of the scheduled purchase options.
While we believe our current financial position is adequate to address these cash outflows, a deterioration in economic conditions could cause us to breach the covenants under our financing arrangements and could have a material adverse effect on our business, results of operations, cash flows and financial condition. These circumstances could cause us to seek covenant waivers from our lenders and to pursue other means to raise liquidity, such as through the sale of vessels or in the capital markets, to meet our obligations.
Conflict in Ukraine and related risks
The ongoing military conflict in Ukraine has had a significant direct and indirect impact on the trade of refined petroleum products. This conflict has resulted in the United States, United Kingdom, and the European Union, among other countries, implementing sanctions and executive orders against citizens, entities, and activities connected to Russia. Some of these sanctions and executive orders target the Russian oil sector, including a prohibition on the import of oil from Russia to the United States or the United Kingdom, and the European Union’s recent ban on Russian crude oil and petroleum products which took effect in December 2022 and February 2023, respectively. We cannot foresee what other sanctions or executive orders may arise that affect the trade of petroleum products. Furthermore, the conflict and ensuing international response has disrupted the supply of Russian oil to the global market, and as a result, the price of oil and petroleum products has experienced significant volatility. We cannot predict what effect the higher price of oil and petroleum products will have on demand, and it is possible that the current conflict in Ukraine could adversely affect our financial condition, results of operations, and future performance.